UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): JULY 8, 2005

                         COMMISSION FILE NO.: 000-49756

                          THE WORLD GOLF LEAGUE, INC.
                          ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                    98-0201235
    ---------------------------                -------------------------------
   (STATE OR OTHER JURISDICTION               (IRS EMPLOYER IDENTIFICATION NO.)
       OF INCORPORATION


            2139 STATE ROAD 434, SUITE 101, LONGWOOD, FLORIDA 32779
            --------------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (407) 331-6272
                            -----------------------
                            (ISSUER TELEPHONE NUMBER)



                                      N/A
                                ----------------
                            (FORMER NAME AND ADDRESS)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective July 8, 2005, The World Golf League, Inc. (the "Company") engaged Pender Newkirk & Company, Certified Public Accountants, as its new principal independent accountant for the fiscal year ended December 31, 2005. Pender
Newkirk & Company is succeeding Ham, Langston & Brezina, L.L.P., Certified Public Accountants following their resignation as reported on Form 8-K filed with the Commission on June 27, 2005. The Company's board of directors approved the change of accountants.

The Company did not previously consult with Pender Newkirk & Company regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B) between the Company and Ham, Langston & Brezina, as there were no such disagreements, or an other reportable event (as defined in Item 304(a)(1)(iv)(B) of Regulation S-B) during the Company's two most recent fiscal years ended December 31, 2004, and any later interim period, including the interim period up to and including the date the relationship with Ham, Langston & Brezina ceased. Neither has the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue.

Pender Newkirk & Company has reviewed the disclosure in this report before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 of Regulation S-B. Pender Newkirk & Company did not furnish a letter to the Commission.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The World Golf League, Inc.

July 12, 2005


/s/ Michael S. Pagnano
----------------------
Michael S. Pagnano
Chief Executive Officer

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